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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 1998
                                                         ----------------

                          Century Communications Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-16899
                         ------------------------------
                            (Commission File Number)

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
             New Jersey                                       06-1158179
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        (State other jurisdiction                         (I.R.S. Employer
    of incorporation or organization)                   Identification Number)

           50 Locust Avenue
         New Canaan, Connecticut                                06840
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         (Address of principal                                (Zip Code)
          executive offices)
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Registrant's telephone number, including area code (203) 972-2000
                                                   ------------------

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          (Former name or former address, if changed since last report)

                                Page 1 of 5 Pages
                             Exhibit Index on Page 4




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Item 5.  Other Events.

               Reference is made to the Press Release of Centennial Cellular Corp. ("Centennial") issued on October 13, 1998, which is attached hereto as
Exhibit 1.

               In connection with the execution of the Agreement and Plan of Merger (the "Merger Agreement"), dated July 2, 1998 between Centennial and CCW Acquisition Corp., a Delaware corporation organized at the direction of Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII"), Century Communications Corp. ("Century"), Centennial's principal stockholder, entered into a Stockholder Agreement, dated July 2, 1998, with CCW Acquisition Corp. (the "Stockholder Agreement"). Pursuant to the Stockholder Agreement, Century, which has an approximate 33% Common Stock interest in Centennial and, through ownership of Centennial's Class B Common Stock which has disproportionate votes per share (15 votes per share), an approximate 74% voting interest in Centennial at August
31, 1998, agreed to vote its shares in favor of the merger so long as the Merger Agreement remains in effect. Because Century agreed to approve the merger by written consent in lieu of meeting, and controls, on a fully diluted basis, more than a majority of the outstanding votes of Centennial required to approve the merger, no further shareholder vote is necessary to approve the merger.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTURY COMMUNICATIONS CORP.

                                   By:   /s/    Scott N. Schneider
                                         ---------------------------
                                         Name:  SCOTT N. SCHNEIDER
                                         Title: Chief Financial Officer,
                                                Senior Vice President and
                                                  Treasurer
                                                (Principal Accounting Officer)

Date: October 19, 1998

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
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
1.             Press Release of Centennial Cellular Corp., dated October 13, 1998.
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